Brighthouse Retirement Account Annuity
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
Summary Prospectus for New Investors
April 27, 2026
A Flexible Premium Variable and Fixed Annuity Contract
This Summary Prospectus summarizes key features Brighthouse Retirement Account Annuity Contract, a flexible premium variable and fixed annuity contract issued by Brighthouse Life Insurance Company (the “Company,” or “We,” “Us,” or “Our”), which is available on a group and individual basis. Before You invest, You should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF85. You can also obtain this information at no cost by calling (833) 208-3018 or by sending an email request to rcg@brighthousefinancial.com.
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YOU MAY BE ABLE TO CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING
FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
* * * * * * * * * * * *
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial surrenders from the Contract could result in withdrawal charges, taxes, and tax penalties. In addition, certain withdrawals from the Fixed Account will also be subject to a Market Value Adjustment that may result in loss, including full surrenders due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability. Additional general information about certain investment products, including annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Glossary
Accumulation Period — the period before the commencement of Annuity Payments.
Annuitant — a person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — payment of income for a stated period or amount.
Annuity Payments — a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — the period following commencement of Annuity Payments.
Beneficiary(ies) — the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Business Day — a day on which the New York Stock Exchange (“NYSE”) is open for business.
Cash Surrender Value — the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted. The Cash Surrender Value is not adjusted by the Market Value Adjustment
Certificate — (if applicable) the document issued to Participants under a master group Contract. Any reference in this prospectus to the Contract includes the underlying Certificate.
Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Competing Fund — any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Contract — for convenience, means the Contract or Certificate (if applicable). For example, Contract Year also means Certificate Year.
Contract Date — the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Owner — the person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value — the value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable), plus amounts held under the Fixed Account.
Contract Year — twelve-month periods beginning with the Contract Date, or any anniversary thereof.
Fixed Account — an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.
Fixed Annuity — an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Funding Options — the variable investment options to which Purchase Payments under the Contract may be allocated. Funding Options are also referred to as “Subaccounts.”
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirement at any time.
Guarantee Period — The period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter during which a Guaranteed Interest Rate is credited.

Home Office — the Home Office of Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract. For detailed instructions on how to submit requests, elections, and inquiries, please see "Contract Owner Requests, Elections, and Inquiries" in the prospectus. Unless We designate a different office, the office that administers the Contract is located at P.O. Box 4261, Clinton, IA 52733-4261.
Market Value Adjustment — applies to certain withdrawals from the Fixed Account including full surrenders due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. In the event of a discontinuance, the Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. When taking a withdrawal under the Liquidity Benefit, We calculate the amount due based on the present value of the remaining period certain payments under the Annuity Option using a current interest rate, and this calculation may result in a Market Value Adjustment, positive or negative, applied to Your withdrawal.
Maturity Date — The Maturity Date is the date on which Annuity Payments are to begin.
Participant — an eligible person who is a member in a tax qualified Plan under Sections 401, 403(b) or 457 of the Code, or a non-qualified deferred compensation Plan.
Plan — for a group Contract, the Plan or the arrangement used in a retirement Plan or program whereby Purchase Payments and any gains are intended to qualify under Sections 401,403(b) or 457 of the Code.
Plan Administrator — The corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Trustee — The trustee specified in the Contract specifications.
Premium Tax — the amount of tax, if any, charged by the state or municipality on Purchase Payments. Generally, We will deduct any applicable Premium Tax from the Contract Value either upon surrender, annuitization, death, or at the time a Purchase Payment is made, but no earlier than when We have the liability under state law.
Purchase Payments — the premium payment(s) applied to the Contract, less any Premium Tax if applicable.
Purchase Payment Conservation Credit — if, for an additional charge, You select the Optional Death Benefit, We will add a credit to Your Contract with each Purchase Payment allocated to the Separate Account in the form of Purchase Payment Conservation Credits. Also, an amount which may be credited to Your Contract Value that equals a percentage of each Purchase Payment made where such funds originated from other Contracts issued by Us or Our affiliates.
Separate Account — a segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.
Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund. Subaccounts are also referred to as "Funding Options."
Underlying Fund — a portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest. May also be referred to as "Portfolio Company."
Variable Annuity — an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.
Written Request — written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Home Office.
You, Your — “You,” depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contract on behalf of the Plan). In connection with a 403(b) Plan termination, as of the date of the Contract or cash distribution under such Plan termination, "You" means the Participant who has received such Contract or cash distribution.

Overview of the Contract

Purpose. The Contract is a variable and fixed annuity contract, which is available on both a group and individual basis. It provides a means for investing on a tax-deferred basis in the Contract’s Funding Options and (if available) the Fixed Account, together “investment options.” The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of either withdrawals or Annuity Payments) for retirement saving or other long-term investment purposes. The Contract is used in connection with (1) individual non-qualified purchases; (2) rollovers from individual retirement annuities; (3) rollovers from other qualified retirement Plans; and (4) Beneficiary-directed transfers of death proceeds from another Contract. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to Your Beneficiaries. If You are investing in this Contract through a Plan or individual retirement account, it does not provide any additional tax deferral benefits beyond those provided by the Plan or individual retirement account. Accordingly, if You are investing in this Contract through a Plan or individual retirement account, You should consider investing in the Contract for its death benefit, annuity option benefits or other non-tax related benefits. Your financial goal in acquiring the Contract should take into account the fact that there are withdrawal charges under the Contract, as well as a Market Value Adjustment on certain withdrawals from the Fixed Account, including full surrenders due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period. Because of the withdrawal charge (which is in effect for many years), the possibility of income tax and tax penalties on early withdrawals, and the Market Value Adjustment on full surrenders from the Fixed Account when there is a Contract discontinuation, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period, You can invest Your Purchase Payments and Contract Value in: (1) Funding Options available under the Contract, each of which has an Underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and, if available (2) the Fixed Account option, which guarantees principal and interest.
Additional information about the investment options in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. All optional benefits from the Accumulation Period, including death benefits, terminate without value at the start of the Annuity Period. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: You may receive income payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, once the Annuity Period begins, You may no longer take withdrawals from the Contract. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to investment options, Purchase Payments, withdrawals, transfers, Plan loans, the death benefit and Annuity options, and the availability of Contract benefits.
Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than age 59½. Certain withdrawals from the Fixed Account may also be subject to a Market Value Adjustment, including full withdrawals due to discontinuation of the Contract during the Accumulation Period and withdrawals under the Liquidity Benefit Option during the Annuity Period. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits, including the optional death benefit. The reduction may be more than the amount withdrawn.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.

Death Benefits. The Contract includes, at no additional cost, a Standard Death Benefit that will pay a death benefit to Your Beneficiary(ies) if You die during the Accumulation Period. The Standard Death Benefit is equal to at least the Contract Value (less any amounts due), and may be greater under certain circumstances. For an additional charge, You may select the Optional Death Benefit, which may increase the amount of money payable to Your designated Beneficiary(ies) upon Your death compared to the Standard Death Benefit.
Variable Annuitization Floor Benefit. At the beginning of the Annuity Period, if You have selected the Variable Annuitization Floor Benefit for an additional charge, Your Variable Annuity Payments will never be less than a certain percentage of Your first Variable Annuity Payments, regardless of the performance of the Funding Options You selected.
Additional Services and Features.
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Bonus Credits. We may apply bonus credits under the Contract. Expenses for a variable annuity contract with bonus credits may be higher than for a contract without such credits. The amount of any bonus credits may be more than offset by the higher fees and charges associated with the credits.
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Purchase Payment Conservation Credits. If, for an additional charge, You select the Optional Death Benefit, We will add a credit to Your Contract Value for each Purchase Payment You make. Purchase Payment Conservation Credits are not considered part of Purchase Payments for purposes of calculating the death benefit. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation Credits.
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Annuitization Credit. A credit is added to Contract Value that is applied to an Annuity option. The credit equals 0.5% of Your Contract Value if You annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Years 10. There is no credit applied to Contracts held less than 1 year.
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Dollar Cost Averaging Program. This program allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis.
•
Systematic Withdrawal Program and Managed Distribution Program. The Systematic Withdrawal Program allows You to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annually, or annually. You may use the Managed Distribution Program to take required minimum distributions that may be required by the IRS.
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Liquidity Benefit. Subject to availability, if You elect an eligible Annuity option that guarantees payments for a minimum period of time, You may exercise the Liquidity Benefit during the Annuity Period. This benefit allows You to take withdrawals from the Fixed Account during the Annuity Period based on the present value of Your remaining Annuity Payments. Benefit withdrawals will be subject to a withdrawal charge and Market Value Adjustment.
Market Value Adjustment
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You could lose a significant amount of money due to a negative Market Value Adjustment in certain circumstances if all or a portion of the Contract Value is withdrawn from the Fixed Account. Only full surrenders from the Fixed Account due to a Contract discontinuation during the Accumulation Period or if you take a withdrawal under the Liquidity Benefit during the Annuity Period will be subject to a Market Value Adjustment.

Important Information You Should Consider About the Contract

	Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Withdrawal Charges. If You withdraw money during the first 5 years following a Purchase Payment, You may be assessed a withdrawal charge of up to 5% of the Purchase Payment and any applicable Purchase Payment
Conservation Credits withdrawn, declining to 0% over that time period.
For example, if You make an early withdrawal, You could pay a withdrawal charge of up to $5,000 on a $100,000 investment. This loss will be greater if there taxes or tax penalties.
Market Value Adjustments. If You surrender the entire amount in the Fixed
Account during the Accumulation Period due to a Contract discontinuation or if you take a withdrawal under the Liquidity Benefit during the Annuity
Period, We will apply a Market Value Adjustment, which may be negative.
In extreme circumstances, You could lose up to 100% of the amount surrendered or withdrawn due to a negative Market Value Adjustment. For example, if You were to allocate $100,000 to the Fixed Account and later surrender the Contract, You could lose up to $100,000 of Your investment.
This loss will be greater if You also have to pay withdrawal charges, taxes, and tax penalties. Only full surrenders from the Fixed Account due to
Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment.
Fee Table and Examples Charges, Deductions, and Adjustments
Are There Transaction Charges?
Yes. In addition to withdrawal charges and Market Value Adjustments for early withdrawals, You may also be charged for other transactions. There may be taxes on Purchase Payments.
Transfer Fee. Currently, We do not charge for transfers. However, We reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Charges, Deductions, and Adjustments

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the investment options and optional benefits You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Fee Table and Examples Charges, Deductions, and Adjustments Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.82%	0.82%
	Portfolio Company fees and expenses[2]	0.27%	1.37%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.45%[3]	3.00%[4]
1 As a percentage of average daily net assets of the Separate Account.
2As a percentage of Underlying Fund assets before temporary expense reimbursements and/or fee waivers.
3As a percentage of average daily net assets of the Separate Account. This is the charge for the only optional benefit during the Accumulation Period.
[4].As a percentage of average daily net assets of the Separate Account. This charge only applies during the Annuity Period and only if you have elected the Variable Annuitization Floor
Benefit.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add withdrawal charges and negative Market Value Adjustments that substantially increase costs.

	Lowest Annual Cost $1,140	Highest Annual Cost $3,015
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive Portfolio Company
fees and expenses
●No optional benefits
●No Purchase Payment Conservation
Credits
●No additional Purchase Payments,
transfers, loans or withdrawals
●No surrender charges
●No Market Value Adjustment

●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and Portfolio
Company fees and expenses
●No Purchase Payment
Conservation Credits
●No additional Purchase
Payments, transfers, loans or
withdrawals
●No surrender charges
●No Market Value Adjustment

	Risks	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the
Contract may result in withdrawal charges, taxes, and tax penalties.
●Withdrawal charges may apply for the first 5 years following a Purchase
Payment. Withdrawal charges will reduce the value of Your Contract if
You withdraw money during that time period. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits, including the optional death benefit. The reduction may be more than the amount withdrawn.
●The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
●There are certain circumstances where withdrawing amounts from the
Fixed Account will result in a negative Market Value Adjustment, including full surrenders due to Contract discontinuation during the
Accumulation Period and withdrawals under the Liquidity Benefit during the Annuity Period.
●At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the declared renewal interest rate.
Principal Risks of Investing in the Contract The Fixed Account Charges, Deductions, and Adjustments Transfers Access to Your Money
What Are the Risks Associated with the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Underlying Funds).
●Each investment option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Underlying Funds and prospectus disclosure for the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about
Brighthouse Life Insurance Company, including Our financial strength ratings, is available by contacting Us at (888) 243-1968.
Principal Risks of Investing in the Contract

	Restrictions	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.

●Currently, We allow unlimited transfers without charge among investment options during the Accumulation Period. However, We reserve the right to impose a charge for transfers in excess of 12 per year.
●We reserve the right to limit the number of transfers in circumstances of frequent or large transfers. At a minimum, We would always allow one transfer every six months.
●Transfers between the Fixed Account and the Funding Options are subject to theCompeting Funds restrictions described in this prospectus.
●We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Value in the Fixed
Account as of the end of the preceding Contract/Certificate Year.
●Where permitted by state law, We reserve the right (with 30 days advance written notice) to restrict Purchase Payments or transfers into the Fixed
Account when the credited interest rate is equal to the minimum
Guaranteed Interest Rate specified in Your Contract.
●We reserve the right to remove or substitute the Underlying Funds that are available as investment options under the Contract.
●The availability of the Fixed Account and Funding Options under the
Contract may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan
Administrator for the investment options available to You.
Transfers
Are There Restrictions on Contract Benefits?
Yes.

●If You elect the Variable Annuitization Floor Benefit, We limit or restrict the investment options that You may select under the Contract during the
Annuity Period. We may change these restrictions in the future.
●If You select the Optional Death Benefit and Purchase Payment
Conservation Credits, additional restrictions on Purchase Payment allocations and transfers to the Fixed Account apply.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●You may select only certain Annuity options if exercising the Variable
Annuitization Floor Benefit.
●The Liquidity Benefit is only available under certain Annuity options.
●We may stop offering an optional benefit at any time for new sales.
●Purchase Payment Conservation Credits may not be included in the calculation of the optional death benefit. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Conservation
Credits.
●Except as otherwise provided, Contract benefits may not be modified or terminated by Us.
●The availability of benefits may vary by employer or Plan Administrator.
You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.
Purchase Payment Conservation Credits Death Benefit – Optional Death Benefit and Credit Payment Options – Variable Annuitization Floor Benefit Transfers The Annuity Period – Liquidity Benefit

	Taxes	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If You purchase the Contract through a tax-qualified plan or individual retirement account, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59½.
Federal Tax Considerations
Conflicts of Interest
How are Investment Professionals Compensated?
Investment professionals may receive compensation for selling this Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distribution of the Contracts
Should I Exchange My Contract?
If You already own an insurance contract, some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange a contract You already own if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own Your existing contract.
Other Information – Exchanges

Benefits Available Under the Contract

The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging (DCA) Program	Allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis	Standard	No Charge
●Available only during the
Accumulation Period
●Must have a minimum
total Contract Value of
$5,000 to enroll
●Minimum transfer
amount is $400
●Fixed Account Value
must not be depleted in
less than 12 months from
date of enrollment

Systematic Withdrawal Program	Allows You to receive regular automatic withdrawals from Your Contract	Standard	No Charge
●Each payment must be at
least $100
●Withdrawals may only
be on a monthly,
quarterly, semi-annual,
or annual basis
●Must have a minimum
total Contract Value of
$15,000 to enroll
●Must provide at least
30 days’ notice to
change instructions
●Upon 30-day written
notice, We may
discontinue this feature
at any time.
●We reserve the right to
charge a processing fee
in the future (if We do
so, We will inform You in
writing 30 days in
advance)

Managed Distribution Program	Allows You to automatically take minimum distributions from Your Contract that may be required by the IRS	Standard	No Charge	●Payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance ●Cannot also enroll in the Dollar Cost Averaging Program

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Nursing Home Confinement Rider	Allows You to surrender or make a withdrawal without incurring a withdrawal charge if the Annuitant begins confinement in an eligible nursing home	Standard	No Charge
●Must own Contract for at
least one year
●Annuitant must be
confined for at least
90 days
●Confinement must be
prescribed by a
physician and be
medically necessary
●Terminates on Maturity
Date
●Not available for
Contract Owners 71 or
older on the Contract
Date
●Not available under
Section 457 Plans
●Not available in all states

Annuitization Credits	Provides a credit to Contract Value applied to an Annuity option	Standard	No Charge	Available only after the first Contract Year ●The credit equals 0.5% of Your Contract Value if You annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year10.
Standard Death Benefit
Provides a death benefit at
least equal to Contract
Value (less any amounts
due). Depending on the
age of the Annuitant on the
Contract Date, the death
benefit may be the greater
of (i) Contract Value or (ii)
Purchase Payments
adjusted for any
withdrawals
		Standard	No Charge
●Withdrawals may
proportionately reduce
the benefit and such
reductions could be
significant
●Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
●Calculation of the death
benefit varies depending
on the Annuitant’s age
on the Contract Date
●Purchase Payment
Conservation Credits, if
any, are only included as
part of the Contract
Value in any death
benefit calculation

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Optional Death Benefit
Provides a death benefit at
least equal to Contract
Value (less any amounts
due). Depending on the
age of the Annuitant on the
Contract Date, the death
benefit may be the greater
of (i) Contract Value; (ii)
Purchase Payments
adjusted for any
withdrawals; and/or
(iii) the applicable Step-Up
death benefit value.
		Optional	0.45% (as a percentage of average daily net assets of the Separate Account)
●Withdrawals may
proportionately reduce
the benefit and such
reductions could be
significant
●Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
●Calculation of the death
benefit varies depending
on the Annuitant’s age
on the Contract Date
●Death benefit is the
same as the Standard
Death Benefit if the
Annuitant is age 76 or
older on the Contract
Date

Purchase Payment Conservation Credits	Provides a credit to Your Contract Value equal to 2% of each Purchase Payment	Optional	N/A (Built into charge for the Optional Death Benefit)
●Available if the Optional
Death Benefit has been
elected
●Purchase Payments
allocated to the Fixed
Account are not eligible
for credits
●The amount of credits
may be more than offset
by the higher fees and
charges associated with
the credits
●Purchase Payment
Conservation Credits, if
any, are only included as
part of the Contract
Value in any death
benefit calculation

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Variable Annuitization Floor Benefit	Guarantees that Your Variable Annuity Payments will never be less than a certain percentage of Your first Variable Annuity Payment regardless of the performance of the selected Funding Options	Optional	3.00% during the Annuity Period (as a percentage of average daily net assets of the Separate Account)
●Benefit may not be
available at all times,
and is offered only with
certain Annuity options
●Not available under
Section 457 Plans
●Not available if You are
over age 80
●Benefit subject to
Funding Option
selection restrictions
●Guarantee percentage
will be set at time of
election, but will never
be less than 50%
●Cannot also exercise the
Liquidity Benefit

Liquidity Benefit	Allows You to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments if You elect an eligible Annuity option	Optional	5.00% (withdrawal charge assessed as a percentage of the amount withdrawn)
●Benefit is offered only
with certain Annuity
options
●Not available under
Section 457 Plans
●Available only after the
first Contract Year
●Not available if the
Variable Annuitization
Floor Benefit is elected
●Benefit withdrawals will
be subject to a Market
Value Adjustment and a
5% withdrawal charge.

Each of these benefits are discussed more fully in the prospectus, as follows: the Dollar Cost Averaging program is discussed in the prospectus section entitled “Transfers;” the Systematic Withdrawal Program is discussed in the prospectus section entitled “Access to Your Money;” the Managed Distribution Program is discussed in the prospectus section entitled, “Access to Your Money;” the Nursing Home Confinement Rider is discussed in Appendix F to the prospectus; the Standard Death Benefit and the Optional Death Benefit are discussed in the prospectus section entitled “Death Benefit;” Purchase Payment Conservation Credits are discussed in the prospectus section entitled “The Annuity Contract;” the Variable Annuitization Floor Benefit is discussed in the prospectus section entitled “Payment Options,” and the Liquidity Benefit is discussed in the prospectus section entitle “The Annuity Period.”
The availability of benefits may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.

Buying the Contract

Purchasing the Contract
The Contract is used in connection with 401(k) Plans, 403(b) Plans, Non-Qualified Plans, Traditional IRAs, Roth IRAs, and Simplified Employee Pensions (SEPs).
We no longer actively offer the Contracts to new purchasers, but We continue to accept new Participants under existing Contracts previously issued to Plans. We issue individual Certificates to Participants under a Plan’s Contract. We refer to both Contracts and Certificates as “Contracts” unless the context provides otherwise. If Your Plan has the Contract and You are interested in becoming a Participant, please contact Your Plan Trustee or Administrator.
The Contract is available for purchase to owners and Annuitants age 80 or under.
Purchase Payments
A Purchase Payment is the money You give Us to invest in the Contract. The initial Purchase Payment is due on the date the Contract becomes effective. Subsequent Purchase Payments may be made at any time during the Accumulation Period, subject to certain limitations.
The initial Purchase Payment must be at least $20,000. Each additional Purchase Payment must be at least $5,000. Total Purchase Payments over $1,000,000 allocated to the Funding Options, and over $3,000,000 allocated to the Fixed Account, may only be made with Our prior consent. Your ability to make Purchase Payments may also be restricted by law and may be subject to Plan requirements.
Allocation of Purchase Payments
We will allocate Your Purchase Payments to one or more of the Funding Options and/or, if available, to the Fixed Account in accordance with Your instructions.
Crediting Purchase Payments to Your Account
Initial Purchase Payment. We will apply the initial Purchase Payment less any applicable Premium Tax within two Business Days after We receive it at Our Home Office in Good Order. If Your request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five Business Days. If We cannot obtain the necessary information within five Business Days of Our receipt, We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.
Subsequent Purchase Payments. We will credit subsequent Purchase Payments to a Contract on the same Business Day We receive it, if received in Good Order by Our Home Office prior to close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time). If We receive the Purchase Payment in Good Order after close of the New York Stock Exchange, We will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on Your behalf are not submitted to Us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
We will provide You with the address of the office to which Purchase Payments are to be sent. If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.

Making Withdrawals: Accessing the Money in Your Contract

Accumulation Period
During the Accumulation Period, We will pay upon request all or any portion of Your Cash Surrender Value to the Contract Owner or to You, as provided in the Plan. A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan.
To the extent that the amount withdrawn is subject to a withdrawal charge, the charge will be assessed as a percentage of the Purchase Payments withdrawn. Beginning in the second Contract Year, You may withdraw up to 20% of the Contract Value annually without the imposition of any applicable withdrawal charges. We refer to this as Your free withdrawal allowance. We calculate the free withdrawal allowance as of the end of the previous Contract Year. There is no free withdrawal allowance in the first Contract Year.
Full surrenders from the Fixed Account due to a Contract discontinuation may also be subject to a Market Value Adjustment, in addition to applicable surrender charges.
There are limitations on Your ability to take withdrawals during the Accumulation Period. These limitations are as follows:
Withdrawal Charges, Adjustments and Taxes
There may be withdrawal charges and tax implications
when You take out money. Additionally, a Market Value
Adjustment may apply to full surrenders from the Fixed
Account due to aContract discontinuation. A negative
Market Value Adjustment will reduce the amount you
receive upon surrender from the Fixed Account.

Negative impact on benefits and guarantees of Your Contract	A withdrawal may have a negative impact on certain benefits and guarantees that You may elect. It may significantly reduce the value or even terminate the benefit.
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or Your retirement Plan may restrict Your ability to take withdrawals.
Annuity Period
During the Annuity Period, You will receive Annuity Payments under the Annuity option You select; however, You generally may not take any withdrawals, either full or partial. We may offer a Liquidity Benefit if You select an Annuity option that guarantees You payments for a minimum period of time (“period certain”), which permits You to take withdrawals during the Annuity Period. Withdrawals under the benefit will be subject to withdrawal charges and a Market Value Adjustment. Please see the “Annuity Period” section in the prospectus for more information.
We will calculate your Annuity Payments by applying your Contract Value to the type of Annuity you select, Fixed, Variable or a combination of both, and the Annuity option you select.
Requesting a Withdrawal
You can request to withdraw all or part of Your Cash Surrender Value by submitting a request to Our Home Office. We will treat Your request as received by Us if We receive the request in Good Order before the close of regular trading on the New York Stock Exchange on that day. If We receive the request in Good Order after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request will be treated as received on the next day when the New York Stock Exchange is open.
The Contract Owner may redeem all or any portion of the Cash Surrender Value any time before the Maturity Date. Unless You submit a Written Request specifying the Fixed Account or Funding Option(s) from which We are to withdraw amounts, We will make the withdrawal on a pro rata basis from all of the investment options in which you are currently invested. The Cash Surrender Value will be determined as of the close of business after We receive Your surrender request at Our Home Office in Good Order. The Cash Surrender Value may be more or less than the Purchase Payments You made. See “Access to Your Money” in the prospectus for more details.
Surrender and withdrawal payments will generally be mailed within seven days after We receive the request.

Additional Information About Fees

The following tables describe the fees, expenses, and adjustments that You will pay when buying, owning, and surrendering, or making withdrawals from an investment option or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
Withdrawal Charge (1)	5.00%
(as a percentage of Purchase Payments and any applicable Purchase Payment Conservation Credits withdrawn)
Transfer Charge (2)(per transfer)	$10 $0 (First 12 per year)

(1)
The withdrawal charge only applies during the Accumulation Period and to withdrawals under the Liquidity Benefit (if available) during the Annuity Period. During the Accumulation Period, the withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 5 years. The charge is as follows:
Years Since Purchase Payment Made		Withdrawal Charge
Greater than or Equal to	But less than
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5 + years		0%
Under the Liquidity Benefit, a 5% withdrawal charge applies as a percentage of the amount withdrawn. See “Charges, Deductions, and Adjustments – Withdrawal Charge” and “The Annuity Period – Liquidity Benefit.”
(2)
We do not currently assess the transfer charge.
The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is withdrawn from the Fixed Account.

Adjustments
Market Value Adjustment Maximum Potential Loss (1)	100%
(as a percentage of the Contract Value withdrawn or surrendered from the Fixed Account)
(1)
Only full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including Underlying Fund fees and expenses. Expenses shown may change over time and may be higher or lower in the future. If You choose to purchase an optional benefit, You will pay additional charges, as shown below.

Annual Contract Expenses
Base Contract Charge(1)	0.80%
(as a percentage of average daily net assets of the Separate Account)
Optional Benefit Charges(2)
Optional Death Benefit	0.45%
(as a percentage of average daily net assets of the Separate Account)

(1)
We call this the "Mortality and Expense Risk Charge" in Your Contract as well as in other places in the prospectus. We will waive a portion of this charge in connection with investments in certain Subaccounts. See the “Charges and Deductions” section of the prospectus under the sub-heading "Mortality and Expense Risk Charge”.
(2)
During the Annuity Period, if You have elected the Variable Annuitization Floor Benefit, an additional charge equal to 3.00% (as a percentage of average daily net assets of the Separate Account) will apply. See the "Charges and Deductions” section of the prospectus under the sub-heading “Variable Annuitization Floor Benefit”.

The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A.
Annual Underlying Fund Expenses
	Minimum	Maximum
Total Annual Underlying Fund Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	1.37%
Example
These examples are intended to help You compare the cost of investing in the variable options (the Funding Options) under the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Underlying Fund Expenses.
The examples assume that all Contract Value is allocated to the variable options. The examples do not reflect the Market Value Adjustment. Your costs could differ from those shown below if You invest in the Fixed Account.
These examples assume that You invest $100,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples also assume that the Contract is owned during the Accumulation Period and that you elected the most expensive optional benefit available for an additional charge during the Accumulation Period. You will pay different expenses during the Annuity Period if You elect the Variable Annuitization Floor Benefit. See the "Charges and Deductions” section of the prospectus under the sub-heading “Variable Annuitization Floor Benefit”. These examples also assume that You have allocated all of Your Contract Value to either the Underlying Fund with the Maximum Total Annual Underlying Fund Expenses or the Underlying Fund with the Minimum Total Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$7,673	$11,378	$15,600	$32,732	$2,673	$8,378	$14,600	$32,732
Underlying Fund with Minimum Total Annual Operating Expenses	$7,010	$9,340	$12,120	$25,359	$2,010	$6,340	$11,120	$25,359

Appendix A

Investment Options Available Under the Contract
The following is a list of Underlying Funds under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF85. You can also request this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com. Depending on the optional benefits You choose, You may not be able to select certain Underlying Funds. See "Underlying Funds Available Under the Benefits Offered Under the Contract" below. Availability of Underlying Funds may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the Underlying Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.65%	21.62%	8.23%	12.17%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.63%	9.15%	4.94%	6.62%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	15.74%	12.14%	13.45%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.66%	7.11%	4.30%	4.22%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	33.17%	6.72%	7.01%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	17.31%	15.15%	11.83%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	15.60%	7.30%	11.00%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.74%	6.17%	-0.66%	9.27%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.79%	12.48%	9.93%	9.09%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	15.21%	15.06%	14.19%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.13%	7.93%	1.40%	3.35%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.83%	8.90%	-0.07%	2.30%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	12.05%	10.28%	10.09%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	2.29%	9.62%	9.58%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.37%	4.15%	3.09%	2.10%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	15.63%	7.18%	9.22%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	7.83%	8.29%	10.73%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.79%	5.08%	3.68%	10.04%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	7.04%	-0.64%	1.75%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.37%	31.02%	8.62%	8.04%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	10.89%	6.20%	7.44%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	-4.57%	2.86%	9.12%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	10.00%	5.48%	10.60%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.57%	9.07%	1.42%	4.03%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.50%	7.07%	0.59%	1.82%
Seeks capital appreciation.	Nomura VIP Small Cap Value Series — Standard Class Delaware Management Company, a series of Nomura Investment Management Business Trust Subadvisers: Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	0.74%	8.16%	9.26%	9.15%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.79%	21.24%	15.08%	15.49%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.80%	11.49%	9.83%	10.31%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund — Class 2^^ Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.81%	9.23%	-0.17%	9.38%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.	Western Asset Core Plus VIT Portfolio — Class I# Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd; Western Asset Management Company Pte. Ltd.	0.54%	7.75%	-1.44%	2.11%
Seeks long-term capital appreciation.	LVIP ClearBridge Appreciation Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.70%	14.50%	12.72%	13.34%
Seeks long-term growth of capital.	LVIP ClearBridge Large Cap Growth Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.74%	8.62%	10.57%	14.46%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	LVIP ClearBridge Large Cap Value Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	10.20%	10.11%	10.01%

#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
‡
This Underlying Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
^^
Until May 1, 2026, the name of this Underlying Fund is Templeton Developing Markets VIP Fund.

The following lists the Fixed Account option currently available under the Contract. The Fixed Account listed below will also be used if You participate in the DCA program and instruct Us to make transfers to or from the Fixed Account. We may change the features of the Fixed Account listed below, offer new Fixed Account investment options, and terminate existing Fixed Account investment options. We will provide You with written notice before doing so. Availability of the Fixed Account may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the investment options available to You.
Note: Full surrenders from the Fixed Account due to Contract discontinuations and withdrawals under the Liquidity Benefit will be subject to a Market Value Adjustment. This may result in a significant reduction in Your Fixed Account Contract Value. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
Name	Term (Guarantee Period)	Guaranteed Minimum Interest Rate
Fixed Account	12 months	1%
Underlying Funds Available Under the Benefits Offered Under the Contract
If You have elected the Variable Annuitization Floor Benefit under the Contract, Your Underlying Fund selections are subject to restrictions during the Annuity Period. Otherwise, Your Contract is not subject to any Underlying Fund selection restrictions.
Underlying Fund Selection Restrictions for the Variable Annuitization Floor Benefit
If You elect this benefit, then during the Annuity Period, You cannot select any Underlying Funds other than those listed below.
•
MFS® Value Portfolio
•
BlackRock Bond Income Portfolio
•
Western Asset Management U.S. Government Portfolio

The prospectus and statement of additional information (SAI) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (833) 208-3018 or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF85.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is
Brighthouse Separate Account Eleven for Variable Annuities C000068747
Brighthouse Life Insurance Company (RILA MVA) C000266111